Exhibit 99.4

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information (“Unaudited Pro Forma Financial Information”) has been prepared based on the historical audited and unaudited consolidated financial statements of Bunker Hill Silver Corp. (formerly Bunker Hill Mining Corp.) (“Bunker Hill” or the “Company”), the historical audited and unaudited consolidated financial statements of Silver47 Exploration Corp. (“Silver47”), and the historical unaudited pro forma condensed combined statements of loss of Silver47 adjusted for the acquisition by Silver47 of Summa Silver Corp. (“Summa”) (as described in Note 7), in each case, as indicated below, and is intended to provide information about how the Transaction (as defined and described in Note 1) might have affected Bunker Hill’s historical financial statements.

The unaudited pro forma condensed combined statements of loss for the year ended December 31, 2025 combines the historical audited consolidated statements of loss of Bunker Hill for the year ended December 31, 2025, with the historical unaudited consolidated statements of loss of Silver47 adjusted for Summa (as described in Note 7) for the corresponding period as if the Transaction had occurred on the first day of Bunker Hill’s fiscal year 2025, being January 1, 2025.

The unaudited pro forma condensed combined statements of income (loss) for the six months ended June 30, 2026 combines the historical unaudited condensed interim consolidated statements of income of Bunker Hill for the six months ended June 30, 2026 with the historical unaudited condensed interim consolidated statements of loss of Silver47 for the six months ended April 30, 2026 as if the Transaction had occurred on the first day of Bunker Hill’s fiscal year 2026, being January 1, 2026.

The unaudited pro forma condensed combined balance sheet as of June 30, 2026 combines the historical unaudited condensed interim consolidated balance sheets of Bunker Hill as of June 30, 2026 and the historical unaudited condensed interim consolidated statements of financial position of Silver47 as of April 30, 2026, as if the Transaction had occurred on June 30, 2026.

The Unaudited Pro Forma Financial Information has been prepared based on and should be read in conjunction with the following:

●	the accompanying notes to the Unaudited Pro Forma Financial Information;

●	the historical audited consolidated financial statements of Bunker Hill for the year ended December 31, 2025, included in Bunker Hill’s annual report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 6, 2026 and on SEDAR+ on March 16, 2026;

●	the historical unaudited condensed consolidated financial statements of Bunker Hill for the three and six months ended June 30, 2026, included in Bunker Hill’s quarterly report on Form 10-Q for the quarter ended June 30, 2026, filed with the SEC and on SEDAR+ on July 31, 2026;

●	the historical audited consolidated financial statements of Silver47 for the year ended July 31, 2025, included in Bunker Hill’s current report on Form 8-K filed with the SEC on September 21, 2026 and on Silver47’s SEDAR+ on November 28, 2025;

●	the historical unaudited consolidated financial statements of Silver47 for the three and nine months period ended April 30, 2026, included in Bunker Hill’s current report on Form 8-K filed with the SEC on September 21, 2026 and on Silver47’s SEDAR+ on June 29, 2026;

●	the historical audited consolidated financial statements of Summa for the year ended August 31, 2024, included in Bunker Hill’s current report on Form 8-K filed with the SEC on September 21, 2026 and on Summa’s SEDAR+ on December 20, 2024;

●	the historical unaudited consolidated financial statements of Summa for the three and nine months ended May 31, 2025, included in Bunker Hill’s current report on Form 8-K filed with the SEC on September 21, 2026 and on Summa’s SEDAR+ on July 30, 2025; and

●	other information relating to Bunker Hill and Silver47 contained in or incorporated by reference into this document.

The Unaudited Pro Forma Financial Information is presented using the asset acquisition method of accounting, as further described in note 1, with Bunker Hill as the acquirer of Silver47. Under the asset acquisition method of accounting, the purchase price is allocated to the underlying tangible and intangible assets acquired and liabilities assumed of Silver47 based on their respective fair market values on the acquisition date.

The Unaudited Pro Forma Financial Information is presented for informational purposes only. The information has been prepared in accordance with Article 11 of Regulation S-X of the SEC as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses,” using the assumptions set forth in the notes to the Unaudited Pro Forma Financial Information. The information has been adjusted to include estimated Transaction accounting adjustments, which reflect the application of the accounting required by accounting principles generally accepted in the U.S. (“U.S. GAAP”).

The Unaudited Pro Forma Financial Information is not necessarily indicative of the financial position and results of operations that actually would have been achieved had the Transaction occurred as of the dates indicated herein, nor does it purport to project the future financial position and operating results of the Combined Company, defined herein. The Unaudited Pro Forma Financial Information also does not reflect the costs of any integration activities or cost savings or synergies expected to be achieved as a result of the Transaction and, accordingly, does not attempt to predict or suggest future results.

Bunker Hill Silver Corp. (formerly Bunker Hill Mining Corp.)

Unaudited Pro Forma Condensed Combined Balance Sheet

(Expressed in U.S. Dollars)

As at June 30, 2026

	Historical Bunker Hill As of June 30, 2026	Reclassified Historical Silver47 As of April 30, 2026 (Note 5)	Transaction Accounting Adjustments (Note 6)	Note	Pro Forma Combined
ASSETS

Current assets
Cash	$6,657,131	$35,966,010	$-		$42,623,141
Restricted cash	2,975,000	-	-		2,975,000
Accounts receivable and prepaid expenses	629,351	2,382,434	-		3,011,785
Inventory	939,688	-	-		939,688
Total current assets	11,201,170	38,348,444	-		49,549,614

Non-current assets
Long term restricted cash	-	158,700	-		158,700
Long term deposit	1,406,480	-	-		1,406,480
Right-of-use asset	3,098,501	-	-		3,098,501
Land	3,249,488	-	-		3,249,488
Plant and equipment	124,881,165	120,631	-		125,001,796
Mineral properties and rights	30,681,446	-	-		30,681,446
Exploration and evaluation assets	-	54,899,046	(3,120,563)	6(a), 6(b)	51,778,483
Total assets	$174,518,250	$93,526,821	$(3,120,563)		$264,924,508

DEFICIENCY AND LIABILITIES

Current liabilities
Accounts payable	$7,990,188	$1,208,751	$-		$9,198,939
Accrued liabilities	2,848,329	-	6,430,049	6(b)	9,278,378
Current portion of lease liability	601,924	-	-		601,924
Deferred share units liability	811,377	-	-		811,377
Share-based payment liabilities	-	79,517	(79,517)	6(c)	-
Environment protection agency cost recovery payable	6,000,000	-	-		6,000,000
Current portion of Silver Loan	1,624,625	-	-		1,624,625
Interest payable	1,780,416	-	-		1,780,416
Current income tax payable	1,330,143	-	-		1,330,143
Total current liabilities	22,987,002	1,288,268	6,350,532		30,625,802

Non-current liabilities
Lease liability	1,430,684	-	-		1,430,684
Series 1 convertible debenture	4,560,273	-	-		4,560,273
Series 2 convertible debenture	9,522,815	-	-		9,522,815
Series 3 convertible debenture	2,518,765	-	-		2,518,765
Silver Loan	69,989,396	-	-		69,989,396
Sprott Debt Facility	14,840,344	-	-		14,840,344
Environment protection agency cost recovery liability, net of discount	5,023,426	-	-		5,023,426
Derivative warrant liability	32,622,414	-	6,918,736	6(d)	39,541,150
Total liabilities	163,495,119	1,288,268	13,269,268		178,052,655

Shareholders’ equity
Preferred shares(1)	-	-	-		-
Common stock(2)	1,551	-	38	6(e)	1,589
Additional paid-in-capital	175,636,872	120,960,685	(45,612,001)	6(e)	250,985,556
Accumulated other comprehensive income (loss)	569,488	(484,088)	484,088	6(e)	569,488
Accumulated deficit	(165,184,780)	(28,238,044)	28,738,044	6(e)	(164,684,780)
Total shareholders’ equity	11,023,131	92,238,553	(16,389,831)		86,871,853
Total shareholders’ equity and liabilities	$174,518,250	$93,526,821	$(3,120,563)		$264,924,508

(1)

Bunker Hill’s shares of preferred stock have $0.000001 par value, 285,715 shares of preferred stock authorized; nil shares of preferred stock issued and outstanding as of June 30, 2026. Silver47 has nil preferred shares authorized.

(2)	Bunker Hill’s shares of common stock have $0.000001 par value, 100,000,000 shares of common stock authorized; 46,685,293 shares of common stock issued and outstanding as of June 30, 2026. Silver47’s common shares have no par value, unlimited number of common shares authorized; 208,658,355 common shares issued and outstanding as of April 30, 2026.

See accompanying notes to Unaudited Pro Forma Combined Financial Information.

Bunker Hill Silver Corp. (formerly Bunker Hill Mining Corp.)

Unaudited Pro Forma Condensed Combined Statements of Income (Loss)

(Expressed in U.S. Dollars, except for shares and per share amounts)

For the Six Months Ended June 30, 2026

	Historical Bunker Hill For the Six Months Ended June 30, 2026	Reclassified Historical Silver47 for the Six Months Ended April 30, 2026 (Note 5)	Transaction Accounting Adjustments (Note 6)	Note	Pro Forma Combined

Operating expenses	$(8,403,331)	$(8,950,448)	$500,000	6(b)	$(16,853,779)

Other items
Interest income	265,257	333,720	-		598,977
Change in derivative liability	43,580,366	-	-		43,580,366
Gain on fair value of silver loan	6,213,354	-	-		6,213,354
Interest expense	(2,125,144)	-	-		(2,125,144)
Financing costs	(725,795)	-	-		(725,795)
Gain on debt settlement	9,800	-	-		9,800
Loss on debt settlement	(29,149)	-	-		(29,149)
Loss on foreign exchange	(91,259)	(9,674)	-		(100,933)
Income (loss) for the period pre tax	$38,694,099	$(8,626,402)	$500,000		$30,567,697
Current tax expense	(380,143)	-	-		(380,143)
Income (loss) for the period	$38,313,956	$(8,626,402)	$500,000		$30,187,554

Net income per common share – basic	$0.87			6(f)	$0.37
Net income per common share – fully diluted	$0.81			6(f)	$0.36

Weighted average common shares – basic	44,228,069			6(f)	82,367,556
Weighted average common shares – fully diluted	49,456,551			6(f)	87,175,235

See accompanying notes to Unaudited Pro Forma Combined Financial Information.

Bunker Hill Silver Corp. (formerly Bunker Hill Mining Corp.)

Unaudited Pro Forma Condensed Combined Statements of Loss

(Expressed in U.S. Dollars, except for shares and per share amounts)

For the Year Ended December 31, 2025

	Historical	Reclassified Historical Silver47 Adjusted for Summa	Transaction Accounting Adjustments		Pro Forma
	Bunker Hill	(Note 5)	(Note 6)	Note	Combined

Operating expenses	$(13,595,412)	$(22,063,229)	$-		$(35,658,641)

Other items
Interest income	363,818	252,773	-		616,591
Change in derivative liability	(42,593,254)	-	-		(42,593,254)
Gain on fair value of debentures	1,002,763	-	-		1,002,763
Loss on fair value of silver loan	(49,386,219)	-	-		(49,386,219)
Interest expense	(7,383,987)	-	-		(7,383,987)
Financing costs	(3,414,423)	-	-		(3,414,423)
Gain on revaluation of stream debenture	4,149,606	-	-		4,149,606
Gain on debt modification	468,878	-	-		468,878
Gain on debt settlement	29,791,130	-	-		29,791,130
Loss on debt modification	(2,155,718)	-	-		(2,155,718)
Loss on debt settlement	(3,449,557)	-	-		(3,449,557)
Loss on issuance of warrants	(6,469,023)	-	-		(6,469,023)
Loss on sale of equipment	(40,000)	-	-		(40,000)
Loss on foreign exchange	(171,862)	(82,188)	-		(254,050)
Other income	-	46,354	-		46,354
Bad debt expense	(248,755)	-	-		(248,755)
Loss for the year pre tax	$(93,132,015)	$(21,846,290)	$-		$(114,978,305)
Current tax expense	-	-	-		-
Loss for the year	$(93,132,015)	$(21,846,290)	$-		$(114,978,305)

Net loss per common share – basic	$(4.09)			6(f)	$(1.89)
Net loss per common share – fully diluted	$(4.09)			6(f)	$(1.89)

Weighted average common shares – basic	22,747,234			6(f)	60,866,721
Weighted average common shares – fully diluted	22,747,234			6(f)	60,866,721

See accompanying notes to Unaudited Pro Forma Combined Financial Information.

Notes to Unaudited Pro Forma Combined Financial Information

(Expressed in U.S. Dollars)

1. Description of the Transaction

On August 20, 2026, the Company entered into an arrangement agreement (the “Arrangement Agreement”), whereby the Company agreed to acquire all of the issued and outstanding shares of Silver47 by way of a plan of arrangement under the Business Corporations Act (British Columbia) (the “Transaction”). On November 6, 2026 (the “Closing Date”), under the terms of the Arrangement Agreement, Silver47 shareholders received 0.1724 shares of Bunker Hill common stock for each Silver47 common share (the “Exchange Ratio”) held immediately prior to the effective time of the Transaction. In addition, in accordance with their terms, all outstanding warrants and stock options of Silver47 held immediately prior to the effective time of the Transaction, remain outstanding subsequent to the Transaction and are entitled to receive, upon exercise, Bunker Hill common stock in lieu of Silver47 common share (collectively, “Convertible Securities”), with the number of Bunker Hill Shares issuable and the exercise price adjusted in accordance with the Exchange Ratio. In connection with the closing of the Transaction, Bunker Hill issued 36,325,517 shares of Bunker Hill common stock, par value $0.000001 per share. Additionally, the Convertible Securities are exercisable to acquire up to 13,901,231 shares of Bunker Hill common stock. Concurrent with the closing of the Transaction, the combined company (the “Combined Company”) has changed its name to “Bunker Hill Silver Corp.” and has remained listed on the Toronto Stock Exchange. With the completion of the Transaction, the Combined Company intends to apply to delist the Silver47 shares from the TSX Venture Exchange, the Frankfurt Stock Exchange and the OTCQX on or about November 9, 2026.

2. Basis of Presentation

The Unaudited Pro Forma Combined Financial Information has been prepared in accordance with Article 11 of Regulation S-X, as amended by Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses,” using the assumptions set forth in these notes.

The accompanying Unaudited Pro Forma Combined Financial Information presents the unaudited pro forma condensed combined statements of loss for the year ended December 31, 2025 of Bunker Hill giving effect to the acquisition of Silver47 as if it occurred on January 1, 2025, the unaudited pro forma condensed combined statements of income (loss) for the six months ended June 30, 2026 of Bunker Hill giving effect to the acquisition of Silver47 as if it occurred on January 1, 2026 and the unaudited pro forma combined balance sheet as at June 30, 2026 of Bunker Hill giving effect to the acquisition of Silver47 as if it occurred on June 30, 2026.

Bunker Hill and Silver47 prepare their consolidated financial statements with a fiscal year end of December 31 and July 31, respectively. In accordance with applicable SEC rules, if the fiscal year end of an acquired entity differs from the acquirer’s fiscal year end by more than 93 days, the acquired entity’s income statement must be brought up within 93 days of the acquirer’s fiscal year end. The Unaudited Pro Forma Combined Financial Information was prepared in accordance with the 93 day interval threshold as explained below, with adjustments made to the historical financial information of Silver47 to align the reporting periods with Bunker Hill’s fiscal year end, where applicable.

The unaudited pro forma condensed combined balance sheet as at June 30, 2026 was prepared using:

●	the historical unaudited condensed interim consolidated balance sheets of Bunker Hill for the period ended June 30, 2026, as included in Bunker Hill’s quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2026 filed with the SEC and SEDAR+ on July 31, 2026; and

●	the historical unaudited condensed interim consolidated statements of financial position of Silver47 for the period ended April 30, 2026. The two month difference between respective period ends is within the 93 day permitted interval.

The unaudited pro forma condensed combined statements of income (loss) for the six months ended June 30, 2026 was prepared using:

●	the historical unaudited condensed interim consolidated statements of income of Bunker Hill for the six months ended June 30, 2026, as included in Bunker Hill’s quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2026 filed with the SEC and SEDAR+ on July 31, 2026; and

●	the historical financial information of Silver47 for the six month period ended April 30, 2026, derived from Silver47’s unaudited consolidated financial statements for the nine months ended April 30, 2026, less the unaudited consolidated financial statements for the three months ended October 31, 2025. The two month difference between respective period ends is within the 93 day permitted interval.

The unaudited pro forma condensed combined statements of loss for the year ended December 31, 2025 was prepared using:

●	the historical audited consolidated statements of loss of Bunker Hill for the year ended December 31, 2025, as included in Bunker Hill’s annual report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 6, 2026 and SEDAR+ on March 16, 2026; and

●	the historical financial information of Silver47 adjusted for Summa (as described in Note 7) for the twelve-month period ended December 31, 2025, derived from Silver47’s audited consolidated financial statements for the year ended July 31, 2025 and subsequent unaudited interim financial information, with adjustments to conform the reporting period to Bunker Hill’s December 31 fiscal year end.

The above constructed unaudited pro forma condensed combined statements of loss for the year ended December 31, 2025 of Silver47 was prepared for the purpose of preparing the Unaudited Pro Forma Combined Financial Information and does not conform with the audited consolidated financial statements for the year ended July 31, 2025 of Silver47.

The historical unaudited consolidated financial statements of Bunker Hill are prepared in accordance with U.S. GAAP and are reported in U.S. dollars (“$” or “USD”). The historical unaudited consolidated financial statements of Silver47 and Summa are prepared in accordance with IFRS Accounting Standards as issued by the International Accounting Standards Board (“IFRS”) and are reported in Canadian dollars (“C$” or “CAD”).

The Transaction will be accounted for using the asset acquisition method of accounting, as prescribed in Accounting Standards Codification (“ASC”) 805, Business Combinations, (“ASC 805”), under U.S. GAAP, which requires an allocation of the purchase price to the assets acquired and liabilities assumed, based on their fair values as of the date of the Transaction. As of the date of this filing, Bunker Hill has not completed the detailed valuation study necessary to arrive at the required final estimates of the fair value of Silver47’s assets acquired and liabilities assumed and the related allocations of purchase price.

Silver47’s historical financial information has been translated into USD for the purposes of the Unaudited Pro Forma Financial Information to align Silver47’s presentation currency to Bunker Hill’s presentation currency. Assets and liabilities have been translated into USD using the applicable exchange rate as of the balance sheet date. Revenues and expenses have been translated using the average exchange rates for the periods presented.

At the date of this filing, management is not aware of any material differences and therefore no adjustments have been made to reflect Silver47’s historical audited consolidated financial statements on a U.S. GAAP basis for purposes of the Unaudited Pro Forma Financial Information and to align Silver47’s historical significant accounting policies under IFRS to Bunker Hill’s significant accounting policies under U.S. GAAP. As of the date of this filing, Bunker Hill has not identified all adjustments necessary to convert Silver47’s historical audited financial statements prepared in accordance with IFRS to U.S. GAAP and to conform Silver47’s accounting policies to Bunker Hill’s accounting policies.

A final determination of the fair value of Silver47’s assets and liabilities, including property and equipment, and exploration and evaluation assets, will be based on the actual property and equipment, and exploration and evaluation assets of Silver47 that exist as of the closing date of the Transaction and therefore cannot be made prior to the consummation of the Transaction. Bunker Hill has estimated the fair value of Silver47 assets and liabilities based on discussions with Silver47’s management, preliminary valuation studies, due diligence and information presented in Silver47’s filings with the Canadian securities authorities. A final determination of fair value of Silver47’s assets and liabilities has not been finalized as of the date of filing. Any increases or decreases in the fair value of assets acquired and liabilities assumed upon completion of the final valuations will result in adjustments to the unaudited pro forma combined balance sheet and unaudited pro forma statements of income (loss). The final purchase price allocation may be materially different than that reflected in the pro forma purchase price allocation presented herein.

The unaudited pro forma consolidated financial statements are presented for illustrative purposes only and do not necessarily reflect what the Combined Company’s financial condition would have been had the Transaction occurred on the date indicated. They also may not be useful in predicting the future financial condition and results of the operations of the Combined Company. The actual financial position and results of operations of Bunker Hill may differ significantly from the pro forma amounts reflected in the unaudited pro forma consolidated financial statements due to a variety of factors.

The unaudited pro forma information and adjustments are based upon current available information and certain assumptions that Bunker Hill believes are reasonable in the circumstances, as described in the notes to the unaudited pro forma consolidated financial statements. The actual adjustments to the consolidated financial statements of Bunker Hill in connection with the closing of the Transaction will depend on a number of factors, including, among others, the actual expenses of the Transaction and other additional information that becomes available after the date of this report. As a result, it is expected that actual adjustments will differ from the pro forma adjustments presented herein, and the differences may be material. The Unaudited Pro Forma Financial Information also does not reflect the costs of any integration activities or cost savings or synergies expected to be achieved as a result of the Transaction and, accordingly, do not attempt to predict or suggest future results.

Estimated Purchase Price

The total estimated purchase price consists of the following:

Share consideration
Bunker Hill common stock issued to Silver47 shareholders(1)	36,310,001
Bunker Hill common stock issued for outstanding RSUs(2)	15,516
Total Bunker Hill common stock issued	36,325,517
Bunker Hill share price(3)	$1.89
Share consideration		$68,553,410
Fair value of Replacement Options(4)		3,175,963
Fair value of Replacement Warrants(5)		6,918,736
Transaction costs(6)		10,549,398
Total Estimated Purchase Consideration		$89,197,507

(1)	Common shares of Silver47 in the amount of 210,615,021 issued and outstanding held immediately prior to the Closing Date, multiplied by the Exchange Ratio.
(2)	Restricted share units (“RSUs”) of Silver47 in the amount of 90,000 outstanding held immediately prior to the Closing Date, multiplied by the Exchange Ratio.
(3)	The fair value of the common shares issued was determined using the Company’s share price of C$2.64 and foreign exchange rate of CAD/USD 0.7148 at the close of business on November 5, 2026, immediately prior to the Closing Date.
(4)	Each Silver47 option outstanding immediately prior to the closing of the Transaction, whether vested or unvested, has been exchanged for an option (each a “Replacement Option”) to acquire shares of Bunker Hill common stock. The number of Bunker Hill shares of which each Replacement Option is exercisable was determined by multiplying the number of Silver47 shares subject to the Silver47 option immediately prior to the Transaction by the Exchange Ratio. The exercise price of the Replacement Options was determined by dividing the original exercise price of Silver47 options by the Exchange Ratio. The fair value of the Replacement Options was determined using the Black-Scholes option pricing model which used the assumptions of Bunker Hill share price of C$2.64, foreign exchange rate of CAD/USD 0.7148 at the close of business on November 5, 2026, immediately prior to the Closing Date, a dividend yield of 0.0%, risk-free interest rate of 3.17% to 3.48%, expected life of 0.2 years to 8.4 years, and expected price volatility of 50.0% to 100.0%. The weighted average fair value of the Replacement Options was determined to be $1.01.
(5)	Each Silver47 warrant outstanding immediately prior to the closing of the Transaction, whether vested or unvested, has been exchanged for a warrant (each a “Replacement Warrant”) to acquire shares of Bunker Hill common stock. The number of Bunker Hill shares for which each Replacement Warrant is exercisable was determined by multiplying the number of Silver47 shares subject to the Silver47 warrant immediately prior to the Transaction by the Exchange Ratio. The exercise price of the Replacement Warrants was determined by dividing the original exercise price of Silver47 warrants by the Exchange Ratio. The fair value of the Replacement Warrants was determined using the Binomial model which used the assumptions of dividend yield of 0.0%, risk-free interest rate of 3.17%, expected life of 0.0 years to 2.2 years, and expected price volatility of 55.0% to 85.0%. The weighted average fair value of the Replacement Warrants was determined to be $0.34.
(6)	Represents costs incurred as part of the Transaction, a portion of Transaction costs will be settled with Bunker Hill shares (“Fee Shares”) in consideration of financial advisory services. The Fee Shares will be issued following closing of the Transaction, at a deemed issue price per Fee Share equal to the volume-weighted average trading price of the Bunker Hill Shares on the TSX for the five trading days immediately preceding the announcement of the share issuance.

Preliminary Purchase Price Allocation

For the purposes of the Unaudited Pro Forma Financial Information, the table below summarizes the preliminary allocation of purchase price to the estimated fair value assets acquired and liabilities assumed of Silver47 as if the Transaction had occurred on June 30, 2026. The estimated fair value of the assets acquired and liabilities assumed of Silver47 are substantially the same as their respective carrying amounts as at April 30, 2026:

Cash and cash equivalents	$35,966,010
Tax and other receivables	135,674
Prepaid expenses	2,246,760
Restricted cash	158,700
Property and equipment	120,631
Exploration and evaluation assets	51,778,483
Total assets	$90,406,258

Accounts payable and accrued liabilities	1,208,751
Total liabilities	$1,208,751
Total assets acquired and liabilities assumed, net	$89,197,507

3. IFRS to U.S. GAAP Conversion and Accounting Policy Alignment Adjustments

IFRS differs in certain material respects from U.S. GAAP. Bunker Hill’s management performed a preliminary analysis of Silver47’s historical financial information to identify differences between IFRS and U.S. GAAP. There were no material differences identified on Silver47’s consolidated statements of financial position or Silver47’s consolidated statements of loss as presented in the Unaudited Pro Forma Financial Information. Therefore, no corresponding IFRS to U.S. GAAP adjustments are made to the Unaudited Pro Forma Financial Information as of June 30, 2026. In addition, no material adjustments have been made to align Silver47’s significant accounting policies under IFRS to Bunker Hill’s significant accounting policies under U.S. GAAP when there is no specific difference between IFRS and U.S. GAAP.

4. Foreign Currency Translation

Silver47’s historical financial information and pro forma adjustments have been translated from its reporting currency of CAD to be presented in Bunker Hill’s reporting currency of USD using the following exchange rates:

CAD/USD
Unaudited pro forma condensed combined balance sheet – spot rate at April 30, 2026	0.7340
Unaudited pro forma condensed combined statements of income (loss) – average exchange rate for the six months ended April 30, 2026	0.7250
Unaudited pro forma condensed combined statements of loss – average exchange rate for the year ended December 31, 2025	0.7154

5. Silver47 Historical Financial Statements

Silver47’s historical audited consolidated financial statements, as described above, are presented under IFRS in CAD. No material adjustments have been made to align Silver47’s historical significant accounting policies under IFRS to Bunker Hill’s significant accounting policies under U.S. GAAP as discussed in Note 3. Further review may identify additional reclassifications that could have a material impact on the unaudited pro forma financial information of the combined group. In addition, Silver47’s historical financial information has been translated into USD to align Silver47’s presentation currency to Bunker Hill’s presentation currency as discussed in Note 4. The reclassified historical balances reflect certain reclassifications of Silver47’s consolidated statements of loss and consolidated statements of financial position categories to conform to Bunker Hill’s presentation in its consolidated balance sheets and consolidated statements of income. The reclassifications identified and presented in the unaudited pro forma financial information are based on discussions with Silver47’s management, due diligence and information presented in Silver47’s filings with Canadian securities authorities. As of the date of this filing, Bunker Hill is not aware of any additional reclassifications that would have a material impact on the Unaudited Pro Forma Financial Information that are not reflected in the pro forma adjustments.

Condensed Consolidated Statement of Financial Position

For the Period Ended as at April 30, 2026

	Historical Silver47 April 30, 2026 CAD		CAD/USD	Historical Silver47 April 30, 2026 USD
ASSETS

Current assets
Cash and cash equivalents	C$	49,000,014	0.7340	$35,966,010
Tax and other receivables		184,842	0.7340	135,674
Prepaid expenses		3,060,981	0.7340	2,246,760
Total current assets		52,245,837		38,348,444

Non-current assets
Restricted cash		216,213	0.7340	158,700
Plant and equipment		164,348	0.7340	120,631
Exploration and evaluation assets		74,794,340	0.7340	54,899,046
Total assets	C$	127,420,738		$93,526,821

Current liabilities
Accounts payable and accrued liabilities	C$	1,646,800	0.7340	$1,208,751
Share-based payment liabilities		108,334	0.7340	79,517
Total liabilities		1,755,134		1,288,268

Equity
Share capital		145,086,538	0.7340	106,493,519
Contributed surplus		19,710,035	0.7340	14,467,166
Accumulated deficit		(38,471,449)	0.7340	(28,238,044)
Foreign currency translation reserve		(659,520)	0.7340	(484,088)
Total shareholders’ equity		125,665,604		92,238,553
Total shareholders’ equity and liabilities	C$	127,420,738		$93,526,821

The reclassifications are summarized below:

Condensed Consolidated Statements of Financial Position

For the Period Ended as at April 30, 2026

(Expressed in U.S. Dollars)

Silver47 Financial Statement Line	Historical Silver47	Reclassification Adjustments	Note	Reclassified Historical Silver47	Bunker Hill Financial Statement Line
ASSETS					ASSETS
Current assets					Current assets
Cash and cash equivalents	$35,966,010	$-		$35,966,010	Cash
Tax and other receivables	135,674	(135,674)	(1)	-
Prepaid expenses	2,246,760	135,674	(1)	2,382,434	Accounts receivable and prepaid expenses
	38,348,444	-		38,348,444	Total current assets

Non-current assets
Restricted cash	158,700	-		158,700	Long term restricted cash
Property and equipment	120,631	-		120,631	Plant and equipment
Exploration and evaluation assets	54,899,046	-	(2)	54,899,046	Exploration and evaluation assets
TOTAL ASSETS	$93,526,821	$-		$93,526,821	Total assets

LIABILITIES					EQUITY AND LIABILITIES
Current liabilities					Current liabilities
Accounts payable and accrued liabilities	$1,208,751	$-		$1,208,751	Accounts payable
		-		-	Accrued liabilities
Share-based payment liabilities	79,517	-	(3)	79,517	Share-based payment liabilities
TOTAL LIABILITIES	1,288,268	-		1,288,268	Total liabilities

EQUITY					Shareholders’ equity
Share capital	106,493,519	(106,493,519)	(4)	-	Common stock
Contributed surplus	14,467,166	106,493,519	(4)	120,960,685	Additional paid-in capital
Accumulated deficit	(28,238,044)	-		(28,238,044)	Accumulated deficit
Foreign currency translation reserve	(484,088)	-		(484,088)	Accumulated other comprehensive income
TOTAL EQUITY	92,238,553	-		92,238,553	Total shareholders’ equity
TOTAL LIABILITIES AND EQUITY	$93,526,821	$-		$93,526,821	Total shareholders’ equity and liabilities

(1)	Represents a reclassification of Silver47’s sales tax receivables, historically included in tax and other receivables, to accounts receivable and prepaid expenses at Bunker Hill.
(2)	Represents Silver47’s exploration and evaluation assets consisting of costs to acquire Silver47’s projects which are pending determination of technical feasibility and commercial viability. A new financial statement line item named “exploration and evaluation assets” was added to the unaudited pro forma combined balance sheet.
(3)	Represents Silver47’s RSUs with the option of the participant to choose to receive the RSUs in (i) a lump sum payment in cash equal to the number of vested RSUs multiplied by the market value of a common share on the payout date; (ii) the number of underlying common shares or; (iii) any combination of the foregoing. A new financial statement line item named “share-based payment liabilities” was added to the unaudited pro forma combined balance sheet.
(4)	Represents Silver47’s share capital reclassed to additional paid in capital as the par value of Silver47’s shares are nil.

Condensed Consolidated Statements of Loss

For the Six Months Ended April 30, 2026

	(A)		(B)		(A – B)
	Historical Silver47 nine months ended April 30, 2026 CAD		Historical Silver47 three months ended October 31, 2025 CAD		Historical Silver47 six months ended April 30, 2026 CAD		CAD/USD	Historical Silver47 six months ended April 30, 2026 USD
Operating expenses
Exploration expenses	C$	(8,566,413)	C$	(2,977,631)	C$	(5,588,782)	0.7250	$(4,051,867)
General and administrative expenses		(5,265,539)		(2,125,416)		(3,140,123)	0.7250	(2,276,589)
Share-based compensation		(6,628,486)		(3,382,379)		(3,246,107)	0.7250	(2,353,428)
Depreciation expenses		(39,171)		(961)		(38,210)	0.7250	(27,702)
		(20,499,609)		(8,486,387)		(12,013,222)		(8,709,586)
Other items
Interest income		532,473		72,169		460,304	0.7250	333,720
Change in fair value of share-based payment liabilities		(63,022)		269,201		(332,223)	0.7250	(240,862)
Foreign exchange loss		(17,771)		(4,428)		(13,343)	0.7250	(9,674)
		451,680		336,942		114,738		83,184

Net loss	C$	(20,047,929)	C$	(8,149,445)	C$	(11,898,484)		$(8,626,402)

Condensed Consolidated Statements of Loss

For the Six Months Ended April 30, 2026

(Expressed in U.S. Dollars)

Silver47 Financial Statement Line	Historical Silver47		Reclassification Adjustments	Note	Reclassified Historical Silver47	Bunker Hill Financial Statement Line
Operating expenses	$		$(8,950,448)		$(8,950,448)	Operating expenses
Exploration expenses		(4,051,867)	4,051,867	(1)	-
General and administrative expenses		(2,276,589)	2,276,589	(2)	-
Share-based compensation		(2,353,428)	2,353,428	(3)	-
Depreciation expenses		(27,702)	27,702	(4)	-
		(8,709,586)	(240,862)		(8,950,448)
Other items						Other income or gain (expense or loss)
Interest income		333,720	-		333,720	Interest income
Change in fair value of share-based payment liabilities		(240,862)	240,862	(5)	-
Foreign exchange loss		(9,674)	-		(9,674)	Loss on foreign exchange
		83,184	240,862		324,046

Net loss		$(8,626,402)	$-		$(8,626,402)	Loss for the period pre tax

(1)	Represents a reclassification of Silver47’s exploration expenditures to operating expenses at Bunker Hill.
(2)	Represents a reclassification of Silver47’s general and administrative expenses to operating expenses at Bunker Hill.
(3)	Represents a reclassification of Silver47’s share-based compensation to operating expenses at Bunker Hill.
(4)	Represents a reclassification of Silver47’s depreciation expenses to operating expenses at Bunker Hill.
(5)	Represents a reclassification of Silver47’s change in fair value of share-based payment liabilities to operating expenses at Bunker Hill.

Condensed Consolidated Statements of Loss

For the Year Ended December 31, 2025

(Expressed in U.S. Dollars)

Silver47 Financial Statement Line	Historical Silver47 Adjusted for Summa (Note 7)		Reclassification Adjustments	Note	Reclassified Historical Silver47	Bunker Hill Financial Statement Line
Operating expenses	$		$(22,063,229)		$(22,063,229)	Operating expenses
Exploration expenses		(7,812,591)	7,812,591	(1)	-
General and administrative expenses		(8,467,068)	8,467,068	(2)	-
Share-based compensation		(5,739,174)	5,739,174	(3)	-
Depreciation expenses		(7,532)	7,532	(4)	-
		(22,026,365)	(36,864)		(22,063,229)
Other items						Other income or gain (expense or loss)
Interest income		252,773	-		252,773	Interest income
Flow through share premium		46,354	-		46,354	Other income
Change in fair value of share-based payment liabilities		(36,864)	36,864	(5)	-
Foreign exchange loss		(82,188)	-		(82,188)	Loss on foreign exchange
		180,075	36,864		216,939

Net loss		$(21,846,290)	$-		$(21,846,290)	Loss for the year pre tax

(1)	Represents a reclassification of Silver47’s exploration expenditures to operating expenses at Bunker Hill.
(2)	Represents a reclassification of Silver47’s general and administrative expenses to operating expenses at Bunker Hill.
(3)	Represents a reclassification of Silver47’s share-based compensation to operating expenses at Bunker Hill.
(4)	Represents a reclassification of Silver47’s depreciation expenses to operating expenses at Bunker Hill.
(5)	Represents a reclassification of Silver47’s change in fair value of share-based payment liabilities to operating expenses at Bunker Hill.

6. Transaction Accounting Adjustments

The following adjustments have been made to the Unaudited Pro Forma Financial Information to reflect certain preliminary purchase price accounting and other pro forma adjustments. Further review may identify additional adjustments that could have a material impact on the unaudited pro forma financial information of the combined group. At this time, Bunker Hill is not aware of any additional Transaction related adjustments that would have a material impact on the unaudited pro forma financial information that are not reflected or disclosed in the pro forma adjustments.

(a)	Exploration and evaluation assets

The adjustment to decrease Exploration and evaluation assets by $3,120,563 reflects the adjustment to Silver47’s Exploration and evaluation assets based on the estimated fair value as of April 30, 2026 and the purchase consideration, see Note 2 for further detail. The fair value discount was determined as the excess of the consideration paid for the identifiable assets and liabilities acquired in relation to the Transaction.

(b)	Transaction costs and other one-time charges

As at June 30, 2026, Bunker Hill had incurred approximately $500,000 in transaction costs comprised of legal and professional services fees, historically reported in Operating expenses. The amount was reversed and capitalized as part of the Transaction. Bunker Hill estimates an additional $10,049,398 in transaction costs will be incurred in relation to the Transaction which have not been reflected in the historical financial statements. The Company estimates $3,619,349 of the total transaction costs will be settled in shares.

(c)	Share-based payment liabilities

Immediately prior to consummation of the Transaction, each outstanding Silver47 RSU will be deemed to be bested and settled by Silver47 for Silver47 shares. In accordance with the plan of arrangement governing the Transaction, each such Silver47 share has been exchanged for 0.1724 shares of Bunker Hill common stock. See Note 2 for further detail on the Transaction.

(d)	Derivative warrant liability

The adjustment to Derivative warrant liability represents the fair value of the Replacement Warrants that Bunker Hill issued upon closing of the Transaction, as per the Arrangement Agreement. See Note 2 for further detail on the Transaction.

(e)	Shareholders’ equity

The adjustment to Shareholders’ equity of $(16,389,831) represents the elimination of Silver47’s equity and the net impact to Shareholders’ equity, including common stock, additional paid-in-capital, accumulated other comprehensive income (loss), and accumulated deficit, in relation to the Arrangement Agreement, as summarized below:

	Common stock	Additional paid-in-capital	Accumulated other comprehensive income (loss)	Accumulated deficit	Total adjustment
Issuance of Bunker Hill shares for Transaction(1)	$36	$68,553,374	$-	$-	$68,553,410
Fair value of Replacement Options(2)	-	3,175,963	-	-	3,175,963
Transaction costs(3)	2	3,619,347	-	500,000	4,119,348
Elimination of Silver47’s historical equity(4)	-	(120,960,685)	484,088	28,238,044	(92,238,553)
Net transaction accounting adjustments to shareholders’ equity	$38	$(45,612,001)	$484,088	$28,738,044	$(16,389,831)

(1)	Common shares of Silver47 in the amount of 210,524,855 issued and outstanding immediately prior to the Closing Date and RSUs of Silver47 in the amount of 90,000 outstanding immediately prior to the Closing Date multiplied by the Exchange Ratio. See Note 2 for further detail.
(2)	Represents fair value of the Replacement Options to be issued pursuant to the Transaction. See Note 2 for further detail.
(3)	Represents transaction costs incurred to June 30, 2026, historically reported in Bunker Hill’s Operating costs. The amount was reversed and capitalized as part of the Transaction. Additionally, a portion of transaction costs will be settled with Fee Shares in consideration for financial advisory services.
(4)	Represents adjustments to eliminate Silver47’s historical shareholders’ equity as at April 30, 2026.

(f)	Earnings per share

The pro forma combined earnings per share below reflects pro forma combined net income (loss) attributable to shareholders of Bunker Hill divided by the pro forma weighted average number of shares of common stock outstanding, after giving effect to 36,325,517 shares issued as share consideration and the dilutive effect of Silver47 options and warrants, assuming such shares have been outstanding for the entirety of the periods presented:

	For the six months ended June 30, 2026	For the year ended December 31, 2025
Pro forma net income (loss) attributable to Bunker Hill shareholders	$30,187,554	$(114,978,305)
Pro forma basic weighted average Bunker Hill stock outstanding(1)	82,367,556	60,886,721
Pro forma basic earnings (loss) per share	$0.37	$(1.89)
Pro forma diluted weighted average Bunker Hill stock outstanding(2)	87,175,235	60,886,721
Pro forma diluted earnings (loss) per share	$0.36	$(1.89)

(1)	Basic weighted average shares is comprised of pre-existing shares of Bunker Hill common stock and 36,325,517 shares of Bunker Hill common stock exchanged for 210,615,021 shares of Silver47 common stock issued and outstanding and in settlement of 90,000 RSUs of Silver47 outstanding immediately prior to the Closing Date, in accordance with the Exchange Ratio. Additionally, basic weighted average shares include an estimate of 1,813,942 Fee Shares to be issued following closing of the Transaction.

(2)	Diluted weighted average shares is comprised of pre-existing dilutive shares of Bunker Hill common stock and for the six months ended June 30, 2026 includes 2,504,481 of potential dilutive shares of Silver47.

7. Summa Arrangement Accounting Adjustments

Silver47 completed the acquisition of Summa on August 1, 2025. Silver47’s historical consolidated financial statements for the period January 1, 2025 through July 31, 2025 do not include Summa’s results of operations.

In accordance with Article 11 of Regulation S-X, the Unaudited Pro Forma Financial Information gives effect to this arrangement as if it had occurred at the beginning of the periods presented. The Unaudited Pro Forma Financial Information also reflects a separate arrangement for the completed acquisition of Summa that required separate financial statements under Rule 3-05 of Regulation S-X.

To provide a more meaningful presentation of the Combined Company’s operating results, management has prepared Silver47’s historical statements of loss adjusted to include Summa’s historical results, together with related pro forma adjustments. These adjustments include:

(a)	Adjustments to align Summa’s historical financial information with Silver47’s accounting policies;

(b)	Silver47 and Summa’s historical financial information and pro forma adjustments translated from its reporting currency of CAD to be presented in Bunker Hill’s reporting currency of USD using the exchange rates in Note 4.

The table below presents a construction of Silver47’s historical statements of loss for the year ended December 31, 2025, adjusted for Summa’s historical results for the adjustments noted above.

Condensed Consolidated Statements of Loss

For the Year Ended December 31, 2025

(Expressed in U.S. Dollars)

	Historical Silver47 Seven-Months Ended July 31, 2025	Historical Summa Seven-Months Ended July 31, 2025	Historical Consolidated Silver47 Five-Months Ended December 31, 2025	Accounting Policy Alignment Adjustments	Note	Historical Silver47 Twelve months ended December 31, 2025 Adjusted for Summa
Operating expenses
Exploration expenses	$(2,888,060)	$(117,099)	$(2,977,561)	$(1,829,871)	(1)	$(7,812,591)
General and administrative expenses	(2,269,397)	(2,150,761)	(4,046,910)	-		(8,467,068)
Share-based compensation	(736,955)	(346,331)	(4,655,888)	-		(5,739,174)
Depreciation expenses	(490)	-	(7,042)	-		(7,532)
	(5,894,902)	(2,614,191)	(11,687,401)	(1,829,871)		(22,026,365)
Other items
Interest income	56,993	16,842	178,938	-		252,773
Flow through share premium	46,354	-	-	-		46,354
Change in fair value of share-based payment liabilities	204,421	-	(241,285)	-		(36,864)
Foreign exchange loss	(31,690)	(35,214)	(15,284)	-		(82,188)
	276,078	(18,372)	(77,631)	-		180,075

Net loss	$(5,618,824)	$(2,632,563)	$(11,765,032)	$(1,829,871)		$(21,846,290)

(1)	Represents an adjustment to align Summa’s accounting policy for exploration and evaluation expenditures to that of Silver47’s accounting policy and U.S. GAAP, under which such expenditures are expensed in the period incurred instead of capitalized.